EXHIBIT 32.2



                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,

                               UNITED STATES CODE)



Pursuant to section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officer of Patron Systems, Inc., a Delaware corporation (the "Company"), does hereby certify with respect to the report of the Company on Form 10-QSB/A for the fiscal quarter ended June 30, 2006 as filed with the Securities and Exchange Commission (the "10-QSB/A Report") that:

         1.       the 10-QSB/A  Report fully complies with the  requirements  of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in the 10-QSB/A Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: May 21, 2007                       /S/ MARTIN T. JOHNSON
                                         ---------------------------------------
                                         Martin T. Johnson
                                         Chief Financial Officer